Exhibit 10.1


                             AMENDMENT NUMBER FIVE
                        TO LOAN AND SECURITY AGREEMENT


         This AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of August 10, 2005, by the lenders identified on the signature pages hereof (the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation ("Agent"; and together with the Lenders, the "Lender Group"), as the arranger and administrative agent for the Lenders, and POSTER FINANCIAL GROUP, INC., a Nevada corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries together with Parent are referred to hereinafter each individually as a "Borrower" and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

         WHEREAS, Borrowers and the Lender Group are parties to that certain Loan and Security Agreement, dated as of January 23, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement");

         WHEREAS, Borrowers have requested that the Lender Group agree to certain amendments of the Loan Agreement; and

         WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to make the amendments requested by Borrowers.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

         2. Amendments to Loan Agreement.

         (a) Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following defined terms in their entirety to read in full as set forth below:

         "Fixed Charge Coverage Ratio" means, as of any date of determination, with respect to Parent and its Subsidiaries, the ratio of (i) TTM EBITDA minus Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during the most recently completed 12 month period, to
(ii) Fixed Charges for the most recently completed 12 month period.

         "TTM EBITDA" means, as of any date of determination, EBITDA of Parent and its Subsidiaries for the most recently completed 12 month period.

         (b) Section 7.18(a) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

         "(a) Fail to maintain or achieve:

         (i) Minimum TTM EBITDA. TTM EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

            -------------------------------------------------------------------
              Applicable Amount                    Applicable Period
            -------------------------------------------------------------------
                 $22,100,000                For the 12 month period ending
                                                     June 30, 2005
            -------------------------------------------------------------------
                 $27,500,000                For the 12 month period ending
                                                  September 30, 2005
            -------------------------------------------------------------------
                 $30,300,000                For the 12 month period ending
                                                   December 31, 2005
            -------------------------------------------------------------------
                 $31,000,000                For the 12 month period ending
                                                    March 31, 2006
            -------------------------------------------------------------------
                 $32,000,000                For the 12 month period ending
                                        June 30, 2006 and each 12 month period
                                           ending on each fiscal quarter end
                                                      thereafter
            -------------------------------------------------------------------

         (ii) Fixed Charge Coverage Ratio. A Fixed Charge Coverage Ratio, measured on a quarter-end basis, of greater than the required amount set forth in the following table for the applicable period set forth opposite thereto:

             -----------------------------------------------------------------
               Applicable Ratio                    Applicable Period
             -----------------------------------------------------------------
                  0.55:1.00                 For the 12 month period ending
                                                     June 30, 2005
             -----------------------------------------------------------------
                  0.76:1.00                 For the 12 month period ending
                                                  September 30, 2005
             -----------------------------------------------------------------
                  0.95:1.00                 For the 12 month period ending
                                                   December 31, 2005
             -----------------------------------------------------------------
                  1.00:1.00                 For the 12 month period ending
                                                    March 31, 2006
             -----------------------------------------------------------------
                  1.00:1.00                 For the 12 month period ending
                                        June 30, 2006 and each 12 month period
                                           ending on each fiscal quarter end
                                                      thereafter
             -----------------------------------------------------------------


         (iii) Maximum Senior Debt to EBITDA Ratio. A Senior Debt to EBITDA Ratio, measured on a quarter-end basis of less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

           --------------------------------------------------------------------
                Applicable Ratio                    Applicable Period
           --------------------------------------------------------------------
                   8.91:1.00                 For the 12 month period ending
                                                      June 30, 2005
           --------------------------------------------------------------------
                   7.05:1.00                 For the 12 month period ending
                                                   September 30, 2005
           --------------------------------------------------------------------
                   6.37:1.00                 For the 12 month period ending
                                                    December 31, 2005
           --------------------------------------------------------------------
                   6.20:1.00                 For the 12 month period ending
                                                     March 31, 2006
           --------------------------------------------------------------------
                   6.00:1.00                 For the 12 month period ending
                                         June 30, 2006 and each 12 month period
                                            ending on each fiscal quarter end
                                                       thereafter
           --------------------------------------------------------------------


         (c) Section 7.18(b)(ii) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

         "(ii) provided, however, that from and after November 1, 2004, the maximum Capital Expenditures amount for any fiscal year shall be increased by an amount equal to the lesser of (y) $2,500,000, and (z) 50% of the portion, if any, of the maximum Capital Expenditures amount set forth above for the previous fiscal year that was not actually utilized for Capital Expenditures during such fiscal year."

         (d) Schedule 4 to Exhibit C-1 to the Loan Agreement is hereby amended and restated in its entirety as set forth on Annex 1 hereto.

         3. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

         (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

         (b) Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by Guarantor.

         (c) The representations and warranties herein and in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

         (d) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

         (e) No Material Adverse Change shall have occurred since December 31, 2004.

         (f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force and effect by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.

         4. Release. To the extent permitted by applicable law, each Borrower and each Guarantor hereby waives, releases, remises and forever discharges each member of the Lender Group, each of their respective Affiliates, and each of their respective officers, directors, employees, and agents (collectively, the "Released Parties"), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which any Borrower or any Guarantor ever had, now has or might hereafter have against any such Released Party which relates, directly or indirectly, to the Loan Agreement or any other Loan Document, or to any acts or omissions of any such Release with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents. As to each and every claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, each Borrower specifically waives, to the extent permitted by applicable law, the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         As to each and every claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

         5. Representation and Warranty. Each Borrower represents and warrants to the Lender Group that the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected.

         6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

         7. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

         8. Effect on Loan Documents.

         (a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents and shall not operate as a consent to any further or other matter under the Loan Documents.

         (b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

         (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         (d) This Amendment is a Loan Document.

         9. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

                           [signature pages follow]

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                           POSTER FINANCIAL GROUP,
                                           a Nevada corporation


                                           By /s/ Dawn Prendes
                                              --------------------------------
                                           Title:  Senior Vice President/CFO


                                           GNL, CORP.,
                                           a Nevada corporation


                                           By /s/ Dawn Prendes
                                              --------------------------------
                                           Title:  Senior Vice President/CFO


                                           GNLV, CORP.,
                                           a Nevada corporation


                                           By /s/ Dawn Prendes
                                              --------------------------------
                                           Title:  Senior Vice President/CFO

                                           WELLS FARGO FOOTHILL, INC.,
                                           a California corporation, as Agent
                                           and as a Lender


                                           By /s/ Daniel Morihiro
                                             ---------------------------------
                                           Title: Vice President

                                           FOOTHILL INCOME TRUST II, L.P.,
                                           as a Lender

                                           By   FIT II GP, LLC,
                                                its General Partner

                                                By:   /s/ R. Michael Bohannan
                                                     --------------------------
                                                Title: Managing Member

                                    Annex 1

                                  SCHEDULE 4
                                  ----------

                              Financial Covenants


1.       Minimum TTM EBITDA.
         -------------------

                  Borrowers' TTM EBITDA, measured on a quarter-end basis, for the quarter period ending _________, ________ is $______________, which amount [is/is not] greater than or equal to the amount set forth in Section 7.18(a)(i) of the Loan Agreement for the corresponding period.

2.       Fixed Charge Coverage Ratio.
         ----------------------------

                  Borrowers' Fixed Charge Coverage Ratio, measured on a quarter-end basis, for the quarter period ending _________, ________ is ___:1.0, which [is/is not] greater than or equal to the amount set forth in
Section 7.18(a)(ii) of the Loan Agreement for the corresponding period.

3.       Maximum Senior Debt to EBITDA Ratio.
         ------------------------------------

                  Borrowers' Senior Debt to EBITDA Ratio measured on a quarter-end basis, for the quarter period ending ________,_____ is ____:1.0, which [is/is not] greater than or equal to the amount set forth in Section 7.18(a)(iii) of the Loan Agreement for the corresponding period.

4.       Maximum Capital Expenditures.
         -----------------------------

                  (a) The aggregate amount of capital expenditures made in the current fiscal year is $________________.

                  (b) The aggregate amount set forth above [is/is not] less than or equal to the amount set forth in Section 7.18(b) of the Loan Agreement for the corresponding period.

Exhibit A
---------

                           REAFFIRMATION AND CONSENT

                          Dated as of August 10, 2005

         Reference is hereby made to that certain Amendment Number Five to Loan and Security Agreement, dated as of the date hereof (the "Amendment"), among the lenders signatory thereto (the "Lenders"), Wells Fargo Foothill, Inc., as arranger and administrative agent for the Lenders ("Agent") and Poster Financial Group, Inc. ("Poster"), GNL, Corp. ("GNL") and GNLV, Corp. ("GNLV" and together with Poster and GNL, the "Borrowers"). Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of January 23, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), among Borrowers, Agent, and the Lenders. The undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent is within its powers, has been duly authorized by all necessary limited liability company action and is not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Loan Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, and (e) ratifies and confirms its consent to any previous waivers granted with respect to the Loan Agreement. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that the Lender Group shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgement or agreement to future amendments, waivers or modifications and nothing herein shall create such a duty.

         IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation and Consent as of the date first set forth above.


                                            GOLDEN NUGGET EXPERIENCE, LLC,
                                            a Nevada limited liability company


                                            By /s/ Dawn Prendes
                                               --------------------------------
                                            Title:  Senior Vice President/CFO